UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SpartanNash Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing party:
(4)	Date filed:

SpartanNash

ANNUAL MEETING OF SPARTANNASH

Date: May 20, 2020
Time: 9:00 a.m. (Local Time)
Place: 850 76th Street SW, Byron Center, Michigan 49315

Please make your marks like this: [X] Use dark black pencil or pen only

The Board of Directors recommend a vote **FOR** all nominees, and **FOR** Proposals 2 and 3 and 4.

1: Election of Directors	For	Withhold	Directors Recommend
01 M. Shān Atkins	☐	☐	For
02 Dennis Eidson	☐	☐	For
03 Frank M. Gambino	☐	☐	For
04 Douglas A. Hacker	☐	☐	For
05 Yvonne R. Jackson	☐	☐	For
06 Matthew Mannelly	☐	☐	For
07 Elizabeth A. Nickel	☐	☐	For
08 Hawthorne L. Proctor	☐	☐	For
09 William R. Voss	☐	☐	For

	For	Against	Abstain	Directors Recommend
2: Approval of the Stock Incentive Plan of 2020	☐	☐	☐	For
3: Say on Pay - Advisory approval of the Company's executive compensation.	☐	☐	☐	For
4: Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.	☐	☐	☐	For

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here ______ Please Date Above ______

Please Sign Here ______ Please Date Above ______

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

SpartanNash

Annual Meeting of SpartanNash
to be held on Wednesday, May 20, 2020
for Holders as of March 23, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/SPTN
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE

866-390-6271
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Dennis Eidson and Mark Shamber, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of The Company Name which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3 AND 4.

PROXY TABULATOR FOR

SPARTANNASH
P.O. BOX 8016
CARY, NC 27512-9903

Proxy — SpartanNashAnnual Meeting of Stockholders May 20, 2020, 9:00 a.m. (Eastern Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Dennis Eidson and Mark Shamber (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of SpartanNash, Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the SpartanNash to be held at the 850 76th Street SW, Byron Center, Michigan 49315, on Wednesday, May 20, 2020 at 9:00 a.m. (EDT) and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1. Election of Directors 2. Approval of the Stock Incentive Plan of 2020 3. Say on Pay - Advisory approval of the Company’s executive compensation 4. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year. The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” each proposal. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. To attend the meeting and vote your shares in person, please mark this box. Please separate carefully at the perforation and return just this portion in the envelope provided.